EXHIBIT 10.1

Independent Auditors’ Consent

We consent to the incorporation by reference in the Registration Statement No. 333-12670, 333-12672, 333-98425 and 333-101452 of 02Micro International Limited on Form S-8 of our report dated January 24, 2003, appearing in this Annual Report on Form 20-F of 02Micro International Limited for the year ended December 31, 2002.

/S/    DELOITTE & TOUCHE

Grand Cayman, Cayman Islands

May 5, 2003